United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2023
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Avenue, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2023, Louisiana-Pacific Corporation ("the Company") issued a press release announcing financial results for the three months ended March 31, 2023, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of Louisiana-Pacific Corporation (the "Company") was held on April 28, 2023 (the "Annual Meeting"), at which a total of 65,963,632 shares of the Company's common stock, out of a total of 72,019,778 shares of the Company's common stock outstanding and entitled to vote as of the close of business on March 1, 2023 (the record date for the Annual Meeting), were represented in person or by proxy. The final voting results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the 2023 Proxy Statement filed with the Securities and Exchange Commission on March 14, 2023.
The following proposals were considered by the Company's stockholders at the Annual Meeting:
a) Election of the two individuals listed below to serve as Class II directors of the Company until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the election of the director nominees were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Jose A. Bayardo	56,656,323	4,711,537	54,653	4,541,119
Stephen E. Macadam	50,650,622	10,716,952	54,939	4,541,119
b) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
64,307,696	1,615,297	40,639	N/A
c) Approval, on a non-binding, advisory basis, of the frequency of advisory votes on the Company’s named executive officer compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
58,928,409	50,736	2,349,885	93,483	4,541,119
d) Approval, on a non-binding, advisory basis, of the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
59,510,248	1,697,138	215,127	4,541,119

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on May 3, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: May 3, 2023